.

ATLANTA • BOSTON • CHICAGO	BEAR, STEARNS & CO. INC.
DALLAS • LOS ANGELES • NEW YORK • SAN FRANCISCO	ASSET-BACKED SECURITIES GROUP
FRANKFURT • GENEVA • HONG KONG	383 Madison Avenue
LONDON • PARIS • TOKYO	New York, N.Y. 10179
(212) 272-2000

New Issue Computational Materials

(Part I of II)

$879,750,000 (Approximate)

Aegis Asset Backed Securities Trust 2005-1

Issuer

Aegis Asset Backed Securities Corporation

Depositor

Aegis REIT Corporation

Seller

Aegis REIT Corporation

Seller

February 14, 2005

The information contained herein will be superseded by the description of the collateral contained in the prospectus supplement and, except in the case of the initial collateral information sheets, such information supersedes the information in all prior collateral information sheets.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the “Information”) may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed.  Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness.  Should you receive Information that refers to the “Statement Regarding Assumptions and Other Information,” please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information.  Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed.  You should understand the assumptions and evaluate whether they are appropriate for your purposes.  Performance results are based on mathematical models that use inputs to calculate results.  As with all models, results may vary significantly depending upon the value of the inputs given.  Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements).  Models used in any analysis may be proprietary making the results difficult for any third party to reproduce.  Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates.  You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information.  Any information herein regarding the collateral or the securities supersedes any prior information regarding the collateral or the securities and will be superseded by information regarding the collateral and/or the securities contained in the Offering Documents and any subsequent information regarding the collateral or the securities.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current and any subsequent information regarding the collateral or the securities. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon.  Bear Stearns and/or individuals employed thereby may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates.  We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you.  Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities.  If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision.  The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

Aegis Asset Backed Securities Trust

Series 2005-1

$879,750,000 (Approximate)

Characteristics of the Notes (a), (b), (c)

Offered Notes	Original Note Balance	Coupon	Avg Life To Call (years)	Principal Lockout/ Window (months)	Final Scheduled Maturity Date	Initial Credit Support	Expected Ratings(f) (Moody’s/S&P/ Fitch)

IA1	$ 209,302,000	(d)(e)	1.00	0 / 21	11/25/23	19.60%	Aaa/AAA/AAA
IA2	$ 228,573,000	(d)(e)	3.00	20 / 61	11/25/33	19.60%	Aaa/AAA/AAA
IA3	$ 35,655,000	(d)(e)	6.83	80 / 2	3/25/35	19.60%	Aaa/AAA/AAA
IIA1	$ 200,000,000	(d)(e)	2.41	0 / 82	3/25/35	19.60%	Aaa/AAA/AAA
IIA2	$ 50,070,000	(d)(e)	2.41	0 / 82	3/25/35	19.60%	Aaa/AAA/AAA
M1	$ 31,500,000	(d)(e)	4.82	43 / 39	3/25/35	16.10%	Aa1/AA+/AA+
M2	$ 29,700,000	(d)(e)	4.73	41 / 41	3/25/35	12.80%	Aa2/AA/AA
M3	$ 18,000,000	(d)(e)	4.68	39 / 43	3/25/35	10.80%	Aa3/AA-/AA-
M4	$ 16,650,000	(d)(e)	4.65	39 / 43	3/25/35	8.95%	A1/A+/A+
M5	$ 15,750,000	(d)(e)	4.63	38 / 44	3/25/35	7.20%	A2/A/A
M6	$ 14,400,000	(d)(e)	4.61	37 / 45	3/25/35	5.60%	A3/A-/A-
B1	$ 11,250,000	(d)(e)	4.59	37 / 45	3/25/35	4.35%	Baa1/BBB+/BBB+
B2	$ 9,900,000	(d)(e)	4.59	36 / 46	3/25/35	3.25%	Baa2/BBB/BBB
B3	$ 9,000,000	(d)(e)	4.56	36 / 46	3/25/35	2.25%	Baa3/BBB-/BBB-

Notes:

(a)

100% Prepayment Assumption:

Fixed Rate Mortgage Loans:

4.6% CPR in month 1 for the fixed-rate Mortgage

Loans,

building to 23% CPR by month 12; on and

after month 12, 23% CPR.

Adjustable Rate Mortgage Loans:

5.0% CPR in month 1, building to 27% by month

12;

27.0% CPR for months 12-23; 60.0% CPR for

months 24-27;

30.0% CPR for months 28+

(b)	Transaction priced to a 10% clean-up call.
(c)	The principal balance of each Class of Notes is subject to a 5% variance.
(d)	The least of (a) One-Month LIBOR plus the related margin and (b) the Available Funds Cap and (c) 15%.
(e)	If the 10% clean-up call is not exercised, the margins for the Class A Notes will double and the margins for the Class M and Class B Notes will increase by a 1.5x multiple.
(f)	Rating Agency Contacts: Moody’s: Michael Zoccoli (212) 553-1012 S&P: Chris Deasy (212) 438-2405 Fitch: Cooper Kramer (212) 908-0670

Issuer:

Aegis Asset Backed Securities Trust 2005-1

Sponsor and Sub-Servicer:

Aegis Mortgage Corporation

Seller:

Aegis REIT Corporation

Depositor:

Aegis Asset Backed Securities Corporation

Indenture Trustee:

Wachovia Bank, National Association

Owner Trustee:

Wilmington Trust Company

Master Servicer and

Securities Administrator:

Wells Fargo Bank, N. A

Servicer:

Ocwen Federal Bank FSB (“Ocwen”).  Ocwen has a subprime mortgage servicer rating of “SQ2” from Moody’s Investors Service (“Moody’s”) and “Strong” from Standard and Poor’s (“S&P”).

Credit Risk Manager:

The MurrayHill Company (“MurrayHill”).  MurrayHill’s primary function will be to monitor and advise the Servicer with respect to default management.

Underwriters:

Lead Manager:

Bear, Stearns & Co. Inc.

Co-Managers:

Credit Suisse First Boston / Lehman

Brothers /

UBS Securities LLC

Swap Provider:

[to be determined]

The Notes:

The Aegis Asset Backed Securities Trust Mortgage Backed Notes, Series 2005-1 (the “Notes”), will issue 15 classes of Notes: The Class IA1, Class IA2, Class IA3 (together the “IA Notes”); Class IIA1 and Class IIA2 (together the “IIA Notes” and together with the IA Notes the “Class A Notes”); the Class M1, Class M2, Class M3, Class M4, Class M5 and Class M6 Notes (together, the “Class M Notes”); and the Class B1, Class B2 and Class B3 Notes (together, the “Class B Notes”); and the Class N Notes.  The Class A Notes are also referred to herein as the “Senior Notes,” and the Class M and Class B Notes are also referred to herein as the “Subordinate Notes.”  Only the Senior Notes and the Subordinate Notes will be offered hereby (collectively, the “Offered Notes”).

Cut-off Date:

February 1, 2005

Expected Pricing Date:

On or about February 14, 2005

Closing Date:

On or about February 25, 2005

Payment Date:

The 25th day of each month or, if the 25th day is not a business day, on the next succeeding business day, beginning in March 2005.

Delay Days:

0 days.

Day Count:

Interest will accrue on the Offered Notes on the basis of a 360-day year and the actual number of days elapsed in each Accrual Period.

Record Date:

With respect to any Payment Date, the business day immediately preceding such Payment Date.

Accrual Period:

With respect to any Payment Date, the period beginning on the immediately preceding Payment Date (or on the Closing Date, in the case of the first Accrual Period) and ending on the day immediately preceding the related Payment Date.

Collection Period:

With respect to any Payment Date, it is the one-month period beginning on the second day of the calendar month immediately preceding the month in which such Payment Date occurs and ending on the first day of the month in which such Payment Date occurs.

Form of Registration:

Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

Tax Status:

For federal income tax purposes, the Notes will be characterized as indebtedness of the Trust.  Although the Trust will be a taxable mortgage pool, it will not be subject to federal income taxation as a corporation so long as a real estate investment trust (a “REIT”) owns directly, or indirectly through a qualified REIT subsidiary, a 100% beneficial ownership interest in the equity interests in the Trust.

ERISA Eligibility:

The Offered Notes are expected to be eligible for purchase by employee benefit plans or other retirement arrangements subject to ERISA or Section 4975 of the Internal Revenue Code of 1986, provided that certain conditions are satisfied (as described in the prospectus supplement).

SMMEA Treatment:

The Offered Notes will not constitute “mortgage related securities” for purposes of SMMEA.

Mortgage Loans:

The collateral pool will consist of two groups of Mortgage Loans:

Loan Group I will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by 94.86% first liens and 5.14% second liens on mortgaged properties that may or may not conform to Freddie Mac loan limits.  Approximately 11.72% of Loan Group I will consist of interest-only Mortgage Loans.  The fixed-rate, interest only loans have a weighted average IO term of 60 months.  The ARM, interest-only loans have a weighted average IO term of 60 months.

Loan Group II will consist of fixed-rate and adjustable-rate subprime home equity Mortgage Loans secured by 96.58% first liens and 3.42% second liens on mortgaged properties that will conform to Freddie Mac loan limits.  Approximately 11.45% of Loan Group II will consist of interest-only Mortgage Loans.  The fixed-rate, interest only loans have a weighted average IO term of 60 months.  The ARM, interest-only loans have a weighted average IO term of 60 months.

For collateral statistics please see the “Collateral Summary” herein.

Optional Termination:

The holder of the equity interest in the Trust (or the Servicer, if such holder does not do so) may, at its option, terminate the trust on or after the later of a) when the Aggregate Pool Balance is less than 10% of the balance of the Mortgage Loans as of the Cut-off Date and b) February 2009.

Spread Increase:

If the option to purchase the Mortgage Loans is not exercised on the Initial Purchase Date by the holder of the equity interest in the Trust (or the Servicer, if such holder does not do so), then with respect to the following Payment Date and each succeeding Payment Date thereafter, the margins on the Class A Notes will double and the margins on the Class M and Class B Notes will increase by a 1.5x multiple.

Servicing Fee:

[50] basis points ([0.50]%) per annum on the outstanding principal balance of each Mortgage Loan as of the first day of any collection period.

Credit Risk Management Fee:

[1.5] basis points ([0.015]%) per annum on the outstanding principal balance of each Mortgage Loan as of the first day of any collection period.

Combined Master Servicer,

Securities Administrator,

Indenture Trustee and Owner

Trustee Fees:

[0.75] basis point ([0.0075]%) per annum on the outstanding principal balance of each Mortgage Loan as of the first day of any collection period.

Note Interest Rate:

With respect to the Notes, a per annum rate equal to the least of (a) One-Month LIBOR plus the applicable margin for such Class, (b) the Available Funds Cap and (c) 15%.

Accrued Note Interest:

With respect to any payment date and each class of notes, the amount of interest accrued during the related Interest Accrual Period on the related Class Note Balance immediately prior to such payment date at the related Note Interest Rate.

Interest Accrual Period:

With respect to the Notes and for each Payment Date, the period from and including the immediately preceding Payment Date (or, in the case of the first Payment Date, from the Closing Date) to, but excluding the current Payment Date; interest will accrue on the Notes on the basis of a 360-day year and the actual number of days elapsed in the interest accrual period.

Basis Risk Carry Forward

Amount:

With respect to any Payment Date and any Class of Notes, the sum of (I) the excess, if any, of (a) interest at the lesser of (i) One-month LIBOR plus the related margin and (ii) 15.00% over (b) the Available Funds Cap for such Payment Date, and (II) any amount described in clause (I) above for such class remaining unpaid from prior Payment Dates and (III) interest on the amount in clause (II) above at such Notes’ applicable Note Interest Rate (without regard to the Available Funds Cap, but subject to a cap of 15%.)

Available Funds Cap:

With respect to each Note and any Payment Date, a per annum rate equal to the product of (i) the quotient of (a) 360 divided by (b) the actual number of days in the Interest Accrual Period, multiplied by (ii) the quotient of (a) the sum of (I) the total interest received or advanced on the mortgage loans for the related Collection Period, minus (II) the Aggregate Expenses related to such Payment Date, plus (III) any amounts received by the Trust pursuant to the Swap Agreement for such Payment Date, minus (IV) any amounts paid by the Trust pursuant to the Swap Agreement on such Payment Date, divided by (b) the aggregate Note Balance as of the first day of the related Interest Accrual Period.

Aggregate Expenses:

For any Payment Date, an amount equal to the sum of the Servicing Fee and the combined fees of the Master Servicer, the Securities Administrator, the Indenture Trustee and the Owner Trustee.

Pool Balance:

As of any date of determination will be equal to the aggregate of the Scheduled Principal Balances of the Mortgage Loans as of such date.

Swap Agreement:

On the Closing Date, the Issuer will enter into a Swap Agreement with an initial notional amount of approximately $900 million.  Under the Swap Agreement, the trust shall be obligated to pay an amount equal to [3.616]% (per annum rate) on the swap notional amount to the Swap Provider and the trust will be entitled to receive an amount equal to One-Month LIBOR on the swap notional amount from the Swap Provider, on each Payment Date, accrued during the swap accrual period (30 days in the case of the first accrual period), until the swap is retired.  Only the net amount of the two obligations above will be paid by the appropriate party.  Shown below is the aggregate swap notional amount schedule, which generally has been derived by adding (A) for the fixed rate collateral, a notional balance corresponding to 1.5x the pricing speed and (B) for the adjustable rate collateral (1) during the respective fixed rate period, a notional balance corresponding to 40.50% CPR and (2) during the respective adjustable rate period, zero minus (C) the Overcollateralization Target.

Period	Notional Balance ($)	Period	Notional Balance ($)
1	$879,750,000	25	79,982,443
2	845,591,477	26	76,993,010
3	812,460,259	27	74,115,155
4	780,388,467	28	71,344,707
5	749,322,388	29	68,677,652
6	719,215,037	30	66,110,161
7	690,021,318	31	63,638,497
8	661,700,618	32	61,259,070
9	634,216,203	33	58,968,452
10	607,539,393	34	56,763,343
11	581,670,471	35	54,640,584
12	556,634,181	36	52,597,379
13	532,556,438	37	43,113,992
14	509,484,912	38	41,545,295
15	487,377,484	39	40,033,216
16	466,193,803	40	38,575,723
17	445,895,222	41	37,170,855
18	426,444,687	42	35,816,722
19	407,806,744	43	34,511,503
20	389,947,378	44	33,253,440
21	372,834,302	45	32,040,840
22	356,436,677	46	30,872,068
23	340,728,576	47	29,745,550
24	253,448,035	48	28,659,768

Credit Enhancement

For each class of Offered Notes, credit enhancement will consist of the following:

(1)

Excess Interest (excluding Net Swap Payments received from the Swap Provider)

(2)

Any Net Swap Payments received from the Swap Provider

(3)

Overcollateralization (initially, approximately [2.25]%)

(4)

Subordination

a.

Class A Notes from Class B3, B2, B1, M6, M5, M4, M3, M2 and M1 Notes;

b.

Class M1 Notes from Class B3, B2, B1, M6, M5, M4, M3 and M2 Notes;

c.

Class M2 Notes from Class B3, B2, B1, M6, M5, M4 and M3 Notes;

d.

Class M3 Notes from Class B3, B2, B1, M6, M5 and M4 Notes;

e.

Class M4 Notes from Class B3, B2, B1, M6 and M5 Notes;

f.

Class M5 Notes from Class B3, B2, B1 and M6 Notes;

g.

Class M6 Notes from Class B3, B2 and B1 Notes;

h.

Class B1 Notes from Class B3 and B2 Notes; and

i.

Class B2 Notes from the Class B3 Notes.

The Class IIA2 Notes will be subordinated to the Class IIA1 Notes.

Overcollateralization Target:

Prior to the Stepdown Date, [2.25]% of the Cut-off Date Pool Balance.  On or after the Stepdown Date, [4.50]% of the aggregate outstanding principal balance of the Mortgage Loans, subject to a floor of 0.50% of the Cut-off Date Pool Balance; provided, however, that if a Trigger Event has occurred on the related Payment Date, the Overcollateralization Target will be the same as the Overcollateralization Target on the preceding Payment Date (i.e. no stepdown will occur).

Senior Enhancement Percentage:

With respect to any Payment Date will be the fraction, expressed as a percentage, the numerator of which is the sum of the aggregate Class Principal Amount of the Subordinate Notes and the Overcollateralization (which, for purposes of this definition only, will not be less than zero) and the denominator of which is the Aggregate Pool Balance for such Payment Date, in each case after giving effect to payments on such Payment Date.

Trigger Event:

A Trigger Event will have occurred if the three-month rolling average of the 60+ Day Delinquency percentage for the three prior Collection Periods equals or exceeds [40.00%] of the Senior Enhancement Percentage or if the cumulative realized losses exceeds the following percentage of the Cut-off Date Pool Balance on the respective Payment Date.

Payment Date	Percentage
[37 – 48]	[3.50%]
[49 – 60]	[5.25%]
[61 – 72]	[6.75%]
[73 +]	[7.25%]

Stepdown Date:

The later to occur of the Payment Date in March 2008, and the first Payment Date on which the Senior Enhancement Percentage has increased to not less than [39.20]%.

Interest Priority of Payments:

On each Payment Date, the interest received or advanced (as well as any payments received from the Swap Provider) will be paid in the following order of priority, in each case, to the extent of funds remaining:

(1)

To pay the Servicing Fee and the Combined Master Servicer, Securities Administrator, Indenture Trustee and Owner Trustee Fee;

(2)

To the Swap Provider, any Net Swap Payment or any Swap Termination Payment (not triggered by a Swap Counterparty Trigger Event) owed to the Swap Provider pursuant to the swap agreement;

(3)

To pay Accrued Note Interest to the Class A Notes;

(4)

To pay Accrued Note Interest to Classes M1, M2, M3, M4, M5, M6, B1, B2 and B3, sequentially;

(5)

To pay the Credit Risk Management Fee;

(6)

To pay to the Indenture Trustee, previously unreimbursed extraordinary costs, liabilities and expenses, to the extent provided in the Transfer and Servicing Agreement;

(7)

To pay the holders of the Offered Notes in respect of principal (in the order of priority as described herein under “Principal Priority of Payments”), to maintain the Overcollateralization Target;

(8)

To pay, sequentially, to Classes A (pro rata), M1, M2, M3, M4, M5, M6, B1, B2 and B3, any Basis Risk Carry Forward Amount;

(9)

To the Swap Provider, any Swap Termination Payment (triggered by a Swap Counterparty Trigger Event); and

(10)

To pay any remaining amounts to the holders of the equity of the Trust.

Principal Priority of Payments:

On each Payment Date, the principal received or advanced will be used to pay any Net Swap Payments or swap termination payment due to the Swap Provider and remaining unpaid (after application of interest received or advanced for this purpose on such Payment Date) and then in the following order of priority, in each case, to the extent of funds remaining:

Prior to the Stepdown Date, or if a Trigger Event is in effect, the Class A Notes (as described in the Class A Principal Priority of Payments) will receive the principal collected on the related Mortgage Loans plus any Excess Interest required to maintain the Overcollateralization Target until the aggregate Note Principal Balances of the Class A Notes has been reduced to zero.  Prior to the Stepdown Date, principal will be paid to the Subordinate Notes sequentially, provided, however that the Subordinate Notes will not receive any principal payments until the Stepdown Date, unless the Class A Notes are paid in full.

On or after the Stepdown Date, if no Trigger Event is in effect, principal paid on the Class A Notes (as described in the Class A Principal Priority of Payments) will be an amount such that the Class A Notes will maintain a 39.20% Credit Enhancement Percentage (based on 2x the Class A Initial Target Credit Enhancement Percentage).

On or after the Stepdown Date, if no Trigger Event is in effect, principal will be paid on Subordinate Notes in the following order:

(1)

To the Class M1 Notes until it reaches a 32.20% Target Credit Enhancement Percentage (based on 2x the Class M1 Initial Target Credit Enhancement Percentage);

(2)

To the Class M2 Notes until it reaches a 25.60% Target Credit Enhancement Percentage (based on 2x the Class M2 Initial Target Credit Enhancement Percentage);

(3)

To the Class M3 Notes until it reaches a 21.60% Target Credit Enhancement Percentage (based on 2x the Class M3 Initial Target Credit Enhancement Percentage);

(4)

To the Class M4 Notes until it reaches a 17.90% Target Credit Enhancement Percentage (based on 2x the Class M4 Initial Target Credit Enhancement Percentage);

(5)

To the Class M5 Notes until it reaches a 14.40% Target Credit Enhancement Percentage (based on 2x the Class M5 Initial Target Credit Enhancement Percentage);

(6)

To the Class M6 Notes until it reaches a 11.20% Target Credit Enhancement Percentage (based on 2x the Class M6 Initial Target Credit Enhancement Percentage);

(7)

To the Class B1 Notes, until it reaches a 8.70% Target Credit Enhancement Percentage (based on 2x the Class B1 Initial Target Credit Enhancement Percentage);

(8)

To the Class B2 Notes, until it reaches a 6.50% Target Credit Enhancement Percentage (based on 2x the Class B2 Initial Target Credit Enhancement Percentage) and

(9)

To the Class B3 Notes, until it reaches a 4.50% Target Credit Enhancement Percentage (based on 2x the Class B3 Initial Target Credit Enhancement Percentage).

Any principal received or advanced remaining will be distributed alongside interest received or advanced as described in clauses (7) through and including (10) in the section “Interest Priority of Payments.”

Class A Principal Priority

of Payments:

The Class A Principal Payment Amount will be allocated concurrently, based on an allocation percentage equal to the percentage of principal received for the related Loan Group over the total principal received, as follows:

(a)

sequentially to the IA1, IA2 and IA3 Notes, in that order; and

(b)

to the Class IIA1 Notes and the Class IIA2 Notes, pro rata, if such Payment date is (i) prior to the Stepdown Date and cumulative realized losses on Loan Group II for such Payment date as a percentage of the Cut-off Date Pool Balance of Loan Group II are less than 3.5% or (ii) on or after the Stepdown Date and no Trigger Event is in effect.  If such conditions are not satisfied on any Payment date, the Class IIA1 and Class IIA2 Notes will be allocated principal sequentially, until their respective Note principal balances have been reduced to zero.

Initial Target Credit

Enhancement (% of

Initial Collateral Balance):

A

19.60%

M1

16.10%

M2

12.80%

M3

10.80%

M4

8.95%

M5

7.20%

M6

5.60%

B1

4.35%

B2

3.25%

B3

2.25%

Target Credit Enhancement

On or After Stepdown Date

(% of Current Collateral

Balance):

A

39.20%

M1

32.20%

M2

25.60%

M3

21.60%

M4

17.90%

M5

14.40%

M6

11.20%

B1

8.70%

B2

6.50%

B3

4.50%

Available Funds Cap Schedule (1)

PERIOD	RATE (%)	EFFECTIVE RATE (2) (%)	PERIOD	RATE (%)	EFFECTIVE RATE (2) (%)
1	7.14	23.69	49	12.67	13.27
2	6.91	23.04	50	11.44	11.98
3	7.14	22.68	51	11.82	12.37
4	6.91	22.10	52	11.43	11.97
5	7.14	21.82	53	11.82	12.37
6	6.91	21.31	54	11.45	11.99
7	6.91	20.96	55	11.45	11.99
8	7.14	20.78	56	11.82	12.38
9	6.91	20.35	57	11.44	11.97
10	7.14	20.24	58	11.81	12.37
11	6.91	19.86	59	11.44	11.97
12	6.91	19.65	60	11.43	11.97
13	7.65	19.92	61	12.65	13.25
14	6.91	19.24	62	11.42	11.96
15	7.14	19.19	63	11.80	12.35
16	6.91	18.83	64	11.41	11.95
17	7.14	18.79	65	11.79	12.34
18	6.91	18.45	66	11.40	11.94
19	6.91	18.26	67	11.40	11.93
20	7.14	18.23	68	11.77	12.33
21	6.91	17.88	69	11.38	11.92
22	7.14	17.87	70	11.76	12.31
23	6.92	17.53	71	11.38	11.91
24	9.16	17.80	72	11.37	11.91
25	10.13	13.30	73	12.58	13.18
26	9.13	12.44	74	11.36	11.89
27	9.42	12.84	75	11.73	12.28
28	9.11	12.53	76	11.35	11.88
29	9.42	12.82	77	11.72	12.27
30	9.84	13.28	78	11.34	11.87
31	9.84	13.27	79	11.33	11.88
32	10.16	13.59	80	11.70	12.29
33	9.83	13.25	81	11.32	11.90
34	10.16	13.57	82	11.69	12.31
35	9.86	13.27
36	10.65	14.12
37	11.38	14.45
38	10.64	13.43
39	10.99	13.76
40	10.63	13.38
41	11.00	13.72
42	11.38	14.12
43	11.37	14.10
44	11.75	14.46
45	11.36	14.05
46	11.74	14.41
47	11.36	14.01
48	11.45	14.09

(1) Assumes One-Month LIBOR and Six-Month LIBOR remain constant at 20.00%.

(2) The effective Available Funds cap rate (“Effective Rate”) is a per annum rate equal to the product of (i) 30 divided by the actual number of days in the Interest Accrual Period for the Notes and (ii) the sum of (A) the weighted average gross coupon of the mortgage loans in effect on the beginning of the related Due Period less the Aggregate Expense Fee and (B) the swap receivable into the trust allocable to the mortgage loans, if any, less swap payments out of the trust, if any, divided by the Note balance multiplied by 12.

Prepayment Sensitivity Tables

Class IA1 (to call / to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	11.81	1.57	1.22	1.00	0.85	0.75
Modified Duration (years)	9.69	1.51	1.18	0.97	0.83	0.73
First Principal Payment	3/25/05	3/25/05	3/25/05	3/25/05	3/25/05	3/25/05
Last Principal Payment	11/25/23	12/25/07	3/25/07	11/25/06	8/25/06	5/25/06
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	225	34	25	21	18	15
Illustrative Yield (30/360) at Par	2.78%	2.78%	2.78%	2.77%	2.77%	2.77%

Class IA2 (to call / to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	23.85	6.27	4.18	3.00	2.10	1.81
Modified Duration (years)	16.97	5.56	3.84	2.81	2.01	1.74
First Principal Payment	11/25/23	12/25/07	3/25/07	11/25/06	8/25/06	5/25/06
Last Principal Payment	11/25/33	9/25/18	4/25/14	11/25/11	2/25/08	4/25/07
Principal Lockout (months)	224	33	24	20	17	14
Principal Window (months)	121	130	86	61	19	12
Illustrative Yield (30/360) at Par	2.90%	2.90%	2.90%	2.89%	2.89%	2.89%

Class IA3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	28.83	13.67	9.25	6.83	5.11	2.40
Modified Duration (years)	18.99	11.04	7.96	6.09	4.67	2.28
First Principal Payment	11/25/33	9/25/18	4/25/14	11/25/11	2/25/08	4/25/07
Last Principal Payment	12/25/33	10/25/18	5/25/14	12/25/11	5/25/10	10/25/07
Principal Lockout (months)	344	162	109	80	35	25
Principal Window (months)	2	2	2	2	28	7
Illustrative Yield (30/360) at Par	3.04%	3.04%	3.04%	3.04%	3.04%	3.03%

Class IA3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	29.33	17.92	12.60	9.34	7.04	2.40
Modified Duration (years)	19.20	13.55	10.25	7.97	6.21	2.28
First Principal Payment	11/25/33	9/25/18	4/25/14	11/25/11	2/25/08	4/25/07
Last Principal Payment	1/25/35	2/25/31	11/25/24	3/25/20	11/25/16	10/25/07
Principal Lockout (months)	344	162	109	80	35	25
Principal Window (months)	15	150	128	101	106	7
Illustrative Yield (30/360) at Par	3.05%	3.11%	3.12%	3.13%	3.13%	3.03%

Prepayment Sensitivity Tables (cont’d)

Class IIA1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	19.11	4.77	3.26	2.41	1.78	1.39
Modified Duration (years)	13.96	4.20	2.98	2.25	1.69	1.33
First Principal Payment	3/25/05	3/25/05	3/25/05	3/25/05	3/25/05	3/25/05
Last Principal Payment	12/25/33	10/25/18	5/25/14	12/25/11	5/25/10	10/25/07
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	346	164	111	82	63	32
Illustrative Yield (30/360) at Par	2.94%	2.94%	2.94%	2.93%	2.93%	2.93%

Class IIA1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	19.15	5.11	3.52	2.61	1.93	1.39
Modified Duration (years)	13.98	4.41	3.17	2.40	1.81	1.33
First Principal Payment	3/25/05	3/25/05	3/25/05	3/25/05	3/25/05	3/25/05
Last Principal Payment	1/25/35	4/25/31	12/25/24	4/25/20	1/25/17	10/25/07
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	359	314	238	182	143	32
Illustrative Yield (30/360) at Par	2.94%	2.95%	2.95%	2.95%	2.95%	2.93%

Class IIA2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	19.11	4.77	3.26	2.41	1.78	1.39
Modified Duration (years)	13.89	4.19	2.98	2.25	1.69	1.33
First Principal Payment	3/25/05	3/25/05	3/25/05	3/25/05	3/25/05	3/25/05
Last Principal Payment	12/25/33	10/25/18	5/25/14	12/25/11	5/25/10	10/25/07
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	346	164	111	82	63	32
Illustrative Yield (30/360) at Par	2.99%	2.99%	2.99%	2.99%	2.98%	2.98%

Class IIA2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	19.15	5.11	3.52	2.61	1.93	1.39
Modified Duration (years)	13.91	4.40	3.16	2.40	1.81	1.33
First Principal Payment	3/25/05	3/25/05	3/25/05	3/25/05	3/25/05	3/25/05
Last Principal Payment	1/25/35	4/25/31	12/25/24	4/25/20	1/25/17	10/25/07
Principal Lockout (months)	0	0	0	0	0	0
Principal Window (months)	359	314	238	182	143	32
Illustrative Yield (30/360) at Par	2.99%	3.00%	3.00%	3.00%	3.00%	2.98%

Prepayment Sensitivity Tables (cont’d)

Class M1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.47	9.04	6.06	4.82	4.90	2.83
Modified Duration (years)	17.67	7.63	5.38	4.39	4.48	2.67
First Principal Payment	6/25/27	7/25/09	3/25/08	10/25/08	7/25/09	10/25/07
Last Principal Payment	12/25/33	10/25/18	5/25/14	12/25/11	5/25/10	2/25/08
Principal Lockout (months)	267	52	36	43	52	31
Principal Window (months)	79	112	75	39	11	5
Illustrative Yield (30/360) at Par	3.18%	3.17%	3.17%	3.17%	3.17%	3.17%

Class M1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.57	9.86	6.69	5.29	5.26	2.83
Modified Duration (years)	17.71	8.11	5.81	4.74	4.77	2.67
First Principal Payment	6/25/27	7/25/09	3/25/08	10/25/08	7/25/09	10/25/07
Last Principal Payment	12/25/34	3/25/28	11/25/21	9/25/17	11/25/14	2/25/08
Principal Lockout (months)	267	52	36	43	52	31
Principal Window (months)	91	225	165	108	65	5
Illustrative Yield (30/360) at Par	3.18%	3.19%	3.19%	3.19%	3.19%	3.17%

Class M2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.47	9.04	6.06	4.73	4.44	3.92
Modified Duration (years)	17.63	7.62	5.37	4.31	4.08	3.64
First Principal Payment	6/25/27	7/25/09	3/25/08	8/25/08	1/25/09	2/25/08
Last Principal Payment	12/25/33	10/25/18	5/25/14	12/25/11	5/25/10	2/25/09
Principal Lockout (months)	267	52	36	41	46	35
Principal Window (months)	79	112	75	41	17	13
Illustrative Yield (30/360) at Par	3.20%	3.19%	3.19%	3.19%	3.19%	3.20%

Class M2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.57	9.83	6.67	5.18	4.79	6.65
Modified Duration (years)	17.67	8.09	5.79	4.65	4.36	5.87
First Principal Payment	6/25/27	7/25/09	3/25/08	8/25/08	1/25/09	2/25/08
Last Principal Payment	11/25/34	6/25/27	3/25/21	3/25/17	6/25/14	7/25/14
Principal Lockout (months)	267	52	36	41	46	35
Principal Window (months)	90	216	157	104	66	78
Illustrative Yield (30/360) at Par	3.20%	3.21%	3.21%	3.21%	3.21%	3.29%

Prepayment Sensitivity Tables (cont’d)

Class M3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.47	9.04	6.06	4.68	4.21	4.00
Modified Duration (years)	17.59	7.62	5.36	4.26	3.88	3.70
First Principal Payment	6/25/27	7/25/09	3/25/08	6/25/08	11/25/08	2/25/09
Last Principal Payment	12/25/33	10/25/18	5/25/14	12/25/11	5/25/10	2/25/09
Principal Lockout (months)	267	52	36	39	44	47
Principal Window (months)	79	112	75	43	19	1
Illustrative Yield (30/360) at Par	3.22%	3.22%	3.21%	3.21%	3.21%	3.22%

Class M3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.57	9.80	6.64	5.11	4.54	5.17
Modified Duration (years)	17.62	8.07	5.77	4.59	4.15	4.70
First Principal Payment	6/25/27	7/25/09	3/25/08	6/25/08	11/25/08	10/25/09
Last Principal Payment	11/25/34	7/25/26	5/25/20	7/25/16	12/25/13	1/25/12
Principal Lockout (months)	267	52	36	39	44	55
Principal Window (months)	90	205	147	98	62	28
Illustrative Yield (30/360) at Par	3.22%	3.23%	3.23%	3.23%	3.23%	3.27%

Class M4 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.47	9.04	6.06	4.65	4.10	4.00
Modified Duration (years)	17.11	7.53	5.32	4.20	3.76	3.68
First Principal Payment	6/25/27	7/25/09	3/25/08	6/25/08	9/25/08	2/25/09
Last Principal Payment	12/25/33	10/25/18	5/25/14	12/25/11	5/25/10	2/25/09
Principal Lockout (months)	267	52	36	39	42	47
Principal Window (months)	79	112	75	43	21	1
Illustrative Yield (30/360) at Par	3.45%	3.45%	3.45%	3.45%	3.45%	3.45%

Class M4 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.56	9.76	6.61	5.06	4.41	4.60
Modified Duration (years)	17.15	7.94	5.69	4.51	4.00	4.19
First Principal Payment	6/25/27	7/25/09	3/25/08	6/25/08	9/25/08	4/25/09
Last Principal Payment	10/25/34	10/25/25	10/25/19	1/25/16	7/25/13	9/25/11
Principal Lockout (months)	267	52	36	39	42	49
Principal Window (months)	89	196	140	92	59	30
Illustrative Yield (30/360) at Par	3.45%	3.47%	3.48%	3.48%	3.47%	3.50%

Prepayment Sensitivity Tables (cont’d)

Class M5 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.47	9.04	6.06	4.63	4.01	3.97
Modified Duration (years)	17.01	7.51	5.31	4.18	3.67	3.65
First Principal Payment	6/25/27	7/25/09	3/25/08	5/25/08	7/25/08	12/25/08
Last Principal Payment	12/25/33	10/25/18	5/25/14	12/25/11	5/25/10	2/25/09
Principal Lockout (months)	267	52	36	38	40	45
Principal Window (months)	79	112	75	44	23	3
Illustrative Yield (30/360) at Par	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%

Class M5 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.56	9.71	6.57	5.00	4.29	4.24
Modified Duration (years)	17.04	7.89	5.66	4.46	3.90	3.88
First Principal Payment	6/25/27	7/25/09	3/25/08	5/25/08	7/25/08	12/25/08
Last Principal Payment	9/25/34	12/25/24	2/25/19	7/25/15	2/25/13	5/25/11
Principal Lockout (months)	267	52	36	38	40	45
Principal Window (months)	88	186	132	87	56	30
Illustrative Yield (30/360) at Par	3.51%	3.52%	3.53%	3.53%	3.53%	3.53%

Class M6 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.47	9.04	6.06	4.61	3.93	3.79
Modified Duration (years)	16.91	7.49	5.30	4.16	3.61	3.49
First Principal Payment	6/25/27	7/25/09	3/25/08	4/25/08	6/25/08	9/25/08
Last Principal Payment	12/25/33	10/25/18	5/25/14	12/25/11	5/25/10	2/25/09
Principal Lockout (months)	267	52	36	37	39	42
Principal Window (months)	79	112	75	45	24	6
Illustrative Yield (30/360) at Par	3.56%	3.55%	3.55%	3.55%	3.55%	3.55%

Class M6 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.55	9.63	6.51	4.94	4.18	3.99
Modified Duration (years)	16.94	7.83	5.61	4.40	3.81	3.66
First Principal Payment	6/25/27	7/25/09	3/25/08	4/25/08	6/25/08	9/25/08
Last Principal Payment	8/25/34	12/25/23	4/25/18	11/25/14	8/25/12	12/25/10
Principal Lockout (months)	267	52	36	37	39	42
Principal Window (months)	87	174	122	80	51	28
Illustrative Yield (30/360) at Par	3.56%	3.57%	3.58%	3.58%	3.58%	3.57%

Prepayment Sensitivity Tables (cont’d)

Class B1 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.47	9.04	6.06	4.59	3.89	3.64
Modified Duration (years)	15.95	7.30	5.20	4.08	3.52	3.32
First Principal Payment	6/25/27	7/25/09	3/25/08	4/25/08	5/25/08	7/25/08
Last Principal Payment	12/25/33	10/25/18	5/25/14	12/25/11	5/25/10	2/25/09
Principal Lockout (months)	267	52	36	37	38	40
Principal Window (months)	79	112	75	45	25	8
Illustrative Yield (30/360) at Par	4.07%	4.07%	4.07%	4.07%	4.07%	4.07%

Class B1 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.54	9.53	6.42	4.86	4.08	3.79
Modified Duration (years)	15.97	7.56	5.44	4.28	3.68	3.45
First Principal Payment	6/25/27	7/25/09	3/25/08	4/25/08	5/25/08	7/25/08
Last Principal Payment	7/25/34	10/25/22	5/25/17	3/25/14	1/25/12	6/25/10
Principal Lockout (months)	267	52	36	37	38	40
Principal Window (months)	86	160	111	72	45	24
Illustrative Yield (30/360) at Par	4.07%	4.09%	4.10%	4.10%	4.10%	4.09%

Class B2 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.47	9.04	6.06	4.59	3.85	3.52
Modified Duration (years)	15.77	7.26	5.18	4.07	3.48	3.22
First Principal Payment	6/25/27	7/25/09	3/25/08	3/25/08	4/25/08	6/25/08
Last Principal Payment	12/25/33	10/25/18	5/25/14	12/25/11	5/25/10	2/25/09
Principal Lockout (months)	267	52	36	36	37	39
Principal Window (months)	79	112	75	46	26	9
Illustrative Yield (30/360) at Par	4.17%	4.17%	4.17%	4.17%	4.17%	4.17%

Class B2 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.52	9.37	6.30	4.77	3.98	3.62
Modified Duration (years)	15.78	7.44	5.35	4.20	3.58	3.30
First Principal Payment	6/25/27	7/25/09	3/25/08	3/25/08	4/25/08	6/25/08
Last Principal Payment	5/25/34	7/25/21	6/25/16	6/25/13	6/25/11	1/25/10
Principal Lockout (months)	267	52	36	36	37	39
Principal Window (months)	84	145	100	64	39	20
Illustrative Yield (30/360) at Par	4.17%	4.19%	4.19%	4.19%	4.19%	4.19%

Prepayment Sensitivity Tables (cont’d)

Class B3 (to call)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.46	9.02	6.04	4.56	3.80	3.44
Modified Duration (years)	14.33	6.94	5.01	3.94	3.37	3.09
First Principal Payment	6/25/27	7/25/09	3/25/08	3/25/08	4/25/08	5/25/08
Last Principal Payment	12/25/33	10/25/18	5/25/14	12/25/11	5/25/10	2/25/09
Principal Lockout (months)	267	52	36	36	37	38
Principal Window (months)	79	112	75	46	26	10
Illustrative Yield (30/360) at Par	5.05%	5.05%	5.05%	5.05%	5.05%	5.05%

Class B3 (to maturity)
% of Prepayment Assumption	0%	50%	75%	100%	125%	150%
Average Life (years)	26.47	9.10	6.11	4.60	3.83	3.45
Modified Duration (years)	14.33	6.99	5.05	3.97	3.39	3.10
First Principal Payment	6/25/27	7/25/09	3/25/08	3/25/08	4/25/08	5/25/08
Last Principal Payment	2/25/34	1/25/20	5/25/15	8/25/12	11/25/10	6/25/09
Principal Lockout (months)	267	52	36	36	37	38
Principal Window (months)	81	127	87	54	32	14
Illustrative Yield (30/360) at Par	5.05%	5.06%	5.06%	5.06%	5.05%	5.05%

Excess Spread

(Assumes Pricing Prepayment Speed, Excludes Basis Risk Shortfalls)

Period	1-month Forward LIBOR (%)	6-month Forward LIBOR (%)	Excess Spread (Static LIBOR) (%)	Excess Spread (Forward LIBOR) (%)	Period	1-month Forward LIBOR (%)	6-month Forward LIBOR (%)	Excess Spread (Static LIBOR) (%)	Excess Spread (Forward LIBOR) (%)
1	2.6300	3.0400	3.4772	3.4772	49	4.2241	4.3166	5.8844	5.4332
2	2.7700	3.1200	3.3031	3.2986	50	4.2380	4.3324	5.5870	4.9684
3	2.9200	3.2318	3.3441	3.3266	51	4.2525	4.3488	5.6835	5.1008
4	3.0693	3.3222	3.3519	3.3124	52	4.2677	4.3659	5.5829	4.9322
5	3.1882	3.3980	3.3933	3.3310	53	4.2835	4.3836	5.6794	5.0652
6	3.2748	3.4634	3.3926	3.3031	54	4.3001	4.4017	5.5787	4.9694
7	3.3380	3.5226	3.4101	3.2968	55	4.3173	4.4200	5.5765	4.9487
8	3.3940	3.5780	3.4518	3.3189	56	4.3352	4.4384	5.6730	5.0802
9	3.4532	3.6297	3.4401	3.2776	57	4.3535	4.4564	5.5722	4.9055
10	3.5156	3.6761	3.4816	3.2986	58	4.3719	4.4738	5.6686	5.0376
11	3.5741	3.7162	3.4636	3.2484	59	4.3903	4.4903	5.5746	4.8741
12	3.6232	3.7503	3.4730	3.2337	60	4.4082	4.5056	5.5742	4.9332
13	3.6625	3.7800	3.5806	3.3439	61	4.4252	4.5195	5.8682	5.3802
14	3.6960	3.8070	3.4913	3.2073	62	4.4411	4.5318	5.5696	4.8927
15	3.7246	3.8321	3.5353	3.2399	63	4.4556	4.5426	5.6661	5.0312
16	3.7498	3.8561	3.5086	3.1826	64	4.4685	4.5518	5.5649	4.8575
17	3.7737	3.8792	3.5545	3.2190	65	4.4796	4.5596	5.6614	5.0020
18	3.7977	3.9015	3.5249	3.1571	66	4.4892	4.5663	5.5600	4.8757
19	3.8214	3.9225	3.5327	3.1436	67	4.4971	4.5722	5.5575	4.8635
20	3.8439	3.9421	3.5814	3.1843	68	4.5036	4.5776	5.6540	5.0114
21	3.8656	3.9600	3.5475	3.1160	69	4.5092	4.5831	5.5525	4.8428
22	3.8860	3.9762	3.5983	3.1603	70	4.5141	4.5891	5.6489	4.9926
23	3.9045	3.9906	3.5638	3.0913	71	4.5185	4.5960	5.5472	4.8252
24	3.9211	4.0034	5.1560	5.2671	72	4.5236	4.6043	5.5445	4.8435
25	3.9359	4.0148	5.6811	5.4545	73	4.5294	4.6143	5.8393	5.3121
26	3.9489	4.0251	5.4130	5.0746	74	4.5363	4.6261	5.5390	4.8217
27	3.9602	4.0346	5.4769	5.1662	75	4.5450	4.6399	5.6355	4.9686
28	3.9702	4.0439	5.3914	5.0367	76	4.5556	4.6557	5.5333	4.7931
29	3.9794	4.0532	5.4725	5.1444	77	4.5683	4.6733	5.6298	4.9379
30	3.9878	4.0629	5.3863	5.0599	78	4.5830	4.6926	5.5299	4.8229
31	3.9962	4.0733	5.3837	5.0493	79	4.5999	4.7131	5.5336	4.8106
32	4.0052	4.0845	5.4652	5.1584	80	4.6187	4.7345	5.6366	4.9590
33	4.0149	4.0965	5.3780	5.0266	81	4.6388	4.7562	5.5417	4.7820
34	4.0255	4.1092	5.4598	5.1354	82	4.6602	4.7776	5.6458	4.9299
35	4.0370	4.1225	5.3937	5.0335
36	4.0497	4.1363	5.4437	5.1517
37	4.0628	4.1502	5.6362	5.3751
38	4.0764	4.1641	5.4195	5.0413
39	4.0903	4.1780	5.5296	5.1767
40	4.1042	4.1918	5.4518	5.0440
41	4.1180	4.2054	5.5487	5.1692
42	4.1316	4.2189	5.4646	5.0970
43	4.1451	4.2322	5.4681	5.0861
44	4.1583	4.2456	5.5595	5.2053
45	4.1714	4.2591	5.4751	5.0645
46	4.1844	4.2729	5.5661	5.1844
47	4.1974	4.2869	5.4819	5.0438
48	4.2106	4.3015	5.4816	5.0917

Breakeven CDR Table*

The tables below describe the Constant Default Rate (“CDR”), and the related cumulative loss on the Mortgage Loans that can be sustained without the referenced Class incurring a writedown.  Calculations are run to maturity at both static and forward LIBOR.  Other assumptions incorporated include the following:  (1) 100% of the Prepayment Assumption, (2) 40% loss severity, (3) 12-month lag from default to loss, (4) triggers fail (i.e., no stepdown).

	Static LIBOR		Forward LIBOR
	CDR Break	Cumulative Loss	CDR Break	Cumulative Loss
Class M1	28.75%	21.58%	28.45%	21.45%
Class M2	23.28%	18.89%	22.89%	18.69%
Class M3	20.31%	17.24%	19.87%	16.99%
Class M4	17.77%	15.71%	17.27%	15.40%
Class M5	15.53%	14.25%	14.98%	13.89%
Class M6	13.58%	12.89%	12.98%	12.46%
Class B1	12.11%	11.80%	11.47%	11.32%
Class B2	10.84%	10.81%	10.15%	10.26%
Class B3	9.78%	9.95%	9.10%	9.39%

*  Assumes Group II Mortgage Loans with cumulative losses greater than 3.5% and IIA Notes are paid sequentially.